UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 11, 2020 (February 5, 2020)

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Sunnova Energy International Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38995	30-1192746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

20 East Greenway Plaza, Suite 475
Houston, Texas 77046
(Address, including zip code, of principal executive offices)

(281) 985-9904
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	NOVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

On February 5, 2020, a wholly owned, indirect subsidiary of Sunnova Energy International Inc., a Delaware corporation (the "Company"), entered into a Note Purchase Agreement (the "Note Purchase Agreement") with certain other subsidiaries of the Company (collectively, the "Sunnova NPA Parties") and Credit Suisse Securities (USA) LLC ("Credit Suisse"), as the initial purchaser, relating to the sale of $337,100,000 aggregate principal amount of 3.35% Solar Asset Backed Notes, Series 2020-1 Class A Notes (the "Class A Notes") and $75,400,000 aggregate principal amount of 5.54% Solar Asset Backed Notes, Series 2020-1 Class B Notes (the "Class B Notes" and, collectively with the Class A Notes, the "Notes"). The Company intends to use the proceeds from the sale of the Notes for the payment of expenses related to the offering of the Notes, the repayment of one or more currently existing financing arrangements of the Company’s subsidiaries and for general corporate purposes.

The Note Purchase Agreement contains customary representations, warranties and affirmative and negative covenants by each of the Sunnova NPA Parties and Credit Suisse together with customary closing conditions. Under the terms of the Note Purchase Agreement, each of the Sunnova NPA Parties and Credit Suisse have agreed to indemnify such other party or parties against certain liabilities.

The Notes were offered within the United States only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and to persons outside of the United States in compliance with Regulation S under the Securities Act. The Notes have not been registered under the Securities Act or the securities laws of any other jurisdiction.

The foregoing description of the Note Purchase Agreement is qualified in its entirety by reference to the full text of the Note Purchase Amendment, a copy of which is attached hereto as Exhibits 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K.

Exhibit No.	Description
10.1∞	Note Purchase Agreement, by and among Sunnova Sol Issuer, LLC, Sunnova Sol Depositor, LLC, Sunnova Energy Corporation and Credit Suisse Securities (USA) LLC, dated February 5, 2020.
104	Cover Page Interactive Data File (embedded within the inline XBRL document).
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∞	Portions of this exhibit have been omitted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNNOVA ENERGY INTERNATIONAL INC.

Date: February 11, 2020	By:	/s/ Walter A. Baker
Walter A. Baker
Executive Vice President, General Counsel and Secretary